UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 12, 2024

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street Denver, Colorado	80202-2994
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
Tender Offers
On November 12, 2024, Lumen Technologies, Inc. (“Lumen” or the “Company”) issued a press release announcing that it and its indirect, wholly-owned subsidiary Level 3 Financing, Inc. (“Level 3” and, together with Lumen, the “Offerors” and each, an “Offeror”) commenced cash tender offers (the “Offers”), pursuant to which:

(1)
Lumen has offered to purchase for cash any and all of its outstanding 5.625% Senior Notes, Series X, due 2025 (the “5.625% Lumen Notes”), 7.200% Senior Notes, Series D, due 2025 (the “7.200% Lumen Notes”), 5.125% Senior Notes due 2026 (the “2026 Lumen Notes”), 4.000% Senior Secured Notes due 2027 (Unsecured) (the “2027 Lumen Notes”), and 6.875% Debentures, Series G, due 2028 (the “2028 Lumen Notes” and, together with the 5.625% Lumen Notes, 7.200% Lumen Notes, 2026 Lumen Notes and 2027 Lumen Notes, the “Lumen Notes”); and

(2)
Level 3 has offered to purchase for cash any and all of its outstanding 3.400% Senior Secured Notes due 2027 (Unsecured) (the “3.400% Level 3 Notes”), 4.625% Senior Notes due 2027 (the “4.625% Level 3 Notes”), and 4.250% Senior Notes due 2028 (the “4.250% Level 3 Notes” and, together with the 3.400% Level 3 Notes and 4.625% Level 3 Notes, the “Level 3 Notes” and, together with the Lumen Notes, the “Notes”).

The Offers are being made to each registered holder of the Notes solely in accordance with, and subject to the terms and conditions set forth in, an Offer to Purchase, including the related Notice of Guaranteed Delivery attached as Appendix A thereto, dated as of November 12, 2024 (collectively, the “Offer to Purchase”). The Offers will expire at 5:00 p.m., New York City time, on November 18, 2024, unless extended or earlier terminated by the applicable Offeror with respect to any Offer, as applicable.
The foregoing description of the Offers does not purport to be complete, and is subject to and qualified in its entirety by (i) the above-referenced press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) the Offer to Purchase.
No Offer or Solicitation
Neither this Current Report on Form
8-K
nor the press release attached hereto as Exhibit 99.1 constitutes either (i) an offer to purchase, or a solicitation of an offer to sell, the Notes, or (ii) a solicitation to participate in the Offers. The Offers are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with applicable laws.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated November 12, 2024 announcing the Offers

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC, and Qwest Corporation have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: November 12, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

LEVEL 3 PARENT, LLC

Dated: November 12, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

QWEST CORPORATION

Dated: November 12, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

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